UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22497

Strategy Shares

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 477-3837

Date of fiscal year end: April 30

Date of reporting period: July 31, 2019

Item 1. Schedule of Investments.

Strategy Shares US Market Rotation Strategy ETF (HUSE)	July 31, 2019 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Communication Services	11.7%
Consumer Discretionary	16.7%
Consumer Staples	4.4%
Energy	1.4%
Financials	7.5%
Health Care	9.5%
Industrials	13.0%
Information Technology	27.2%
Materials	1.8%
Real Estate	3.2%
Exchange-Traded Fund	0.7%
Exchange-Traded Note	2.9%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of July 31, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments
Shares		Fair Value
Common Stocks — 74.8%
Communication Services — 9.1%
1,540	Alphabet, Inc., Class A †	$1,876,028
1,102	Alphabet, Inc., Class C †	1,340,781
3,413	Charter Communications, Inc., Class A †	1,315,302
38,965	Dish Network Corp. †	1,319,355
9,768	Facebook, Inc. †	1,897,239
20,909	Liberty Global PLC †	544,470
13,178	Twitter, Inc. †	557,561
		8,850,736
Consumer Discretionary — 13.0%
4,712	Alibaba Group Holding, Ltd. ADR †	815,694
432	Amazon.com, Inc. †	806,449
36,175	AutoNation, Inc. †	1,760,999
733	Booking Holdings, Inc. †	1,382,885
15,150	Children’s Place, Inc. (The)	1,479,701
16,872	Home Depot, Inc.	3,605,378
14,481	Lowe’s Companies, Inc.	1,468,373
16,807	NIKE, Inc., Class B	1,445,906
		12,765,385
Consumer Staples — 3.4%
15,660	Coca-Cola Co.	824,186
37,541	Nomad Foods, Ltd. †	836,038
6,237	PepsiCo, Inc.	797,151
7,513	Procter & Gamble Co.	886,835
		3,344,210
Energy — 1.1%
21,257	HollyFrontier Corp.	1,057,961
Financials — 5.7%
28,164	Aflac, Inc.	1,482,553
44,798	Bank of America Corp.	1,374,403
6,100	Intercontinental Exchange, Inc.	535,946
7,097	J.P. Morgan Chase & Co.	823,252
20,323	KKR & Co., Inc., Class A	543,640
4,248	Moody’s Corp.	910,517
		5,670,311
Health Care — 7.3%
9,584	Abbott Laboratories	834,766
1,051	Intuitive Surgical, Inc. †	546,005
6,168	IQVIA Holdings, Inc. †	981,761
6,275	Johnson & Johnson	817,131
Shares		Fair Value
Common Stocks — (Continued)
Health Care — (Continued)
10,394	Merck & Co., Inc.	$862,598
8,269	UnitedHealth Group, Inc.	2,059,063
4,110	Universal Health Services	620,035
3,229	Veeva Systems, Inc. †	535,691
		7,257,050
Industrials — 9.9%
11,117	Ametek, Inc.	996,194
43,114	Avis Budget Group, Inc. †	1,568,919
4,093	Cintas Corp.	1,065,981
1,059	Costar Group, Inc. †	651,709
10,929	Equifax, Inc.	1,520,114
8,229	Genesee & Wyoming, Inc. †	903,626
11,521	Jacobs Engineering Group, Inc.	950,598
1,537	Lockheed Martin Corp.	556,655
3,116	Raytheon Co.	568,016
2,617	Roper Industries, Inc.	951,672
		9,733,484
Information Technology — 21.4%
4,773	Adobe, Inc. †	1,426,459
6,896	Akamai Technologies, Inc. †	607,744
3,929	Apple Computer, Inc.	837,034
14,055	Cornerstone OnDemand, Inc. †	832,056
5,041	Euronet Worldwide, Inc. †	785,942
11,885	Fiserv, Inc. †	1,253,078
2,108	Fleetcor Technologies, Inc. †	599,030
15,868	Intel Corp.	802,127
8,135	MasterCard, Inc., Class A	2,214,916
17,005	Microsoft Corp.	2,317,271
19,785	Open Text Corp.	843,435
14,337	Oracle Corp.	807,173
3,601	Palo Alto Networks, Inc. †	815,771
25,417	Square, Inc., Class A †	2,043,781
4,466	Synopsys, Inc. †	592,906
8,151	Twilio, Inc. †	1,133,886
12,876	Visa, Inc., Class A	2,291,928
2,666	Workday, Inc. †	533,147
		20,737,684
Materials — 1.4%
4,994	Ecolab, Inc.	1,007,440

(See notes to portfolio of investments)

Strategy Shares US Market Rotation Strategy ETF (HUSE)	July 31, 2019 (Unaudited)

Shares		Fair Value
Common Stocks — (Continued)
Materials — (Continued)
82,420	Ramaco Resources, Inc. †	$401,385
		1,408,825
Real Estate — 2.5%
4,084	American Tower Corp.	864,256
6,646	Prologis, Inc.	535,734
12,082	Welltower, Inc.	1,004,256
		2,404,246
Total Common Stocks (Cost $71,077,490)		$73,229,892
Exchange-Traded Fund — 0.6%
1,818	iShares Core S&P 500 ETF	544,000
Total Exchange-Traded Fund (Cost $549,840)		$544,000
Exchange-Traded Note — 2.3%
147,761	VelocityShares Daily 2x VIX Short-Term ETN	2,235,624
Total Exchange-Traded Note (Cost $1,907,698)		$2,235,624
Total Investments — 77.7%
(Cost $73,535,028)		$76,009,516
Other Assets less Liabilities — 22.3%		21,848,473

Net Assets — 100.0%		$97,857,989

† Non-income producing security

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

PLC — Public Liability Company

S&P — Standard and Poor’s

(See notes to portfolio of investments)

Strategy Shares EcoLogical Strategy ETF (HECO)	July 31, 2019 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	8.7%
Consumer Staples	16.8%
Financials	18.4%
Health Care	10.3%
Industrials	14.5%
Information Technology	28.8%
Materials	1.4%
Exchange-Traded Fund	0.0%
Exchange-Traded Note	1.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of July 31, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments
Shares		Fair Value
Common Stocks — 90.0%
Consumer Discretionary — 7.9%
907	Booking Holdings, Inc. †	$1,711,155
6,998	Home Depot, Inc.	1,495,403
13,767	Ross Stores, Inc.	1,459,715
26,190	TJX Companies, Inc.	1,428,926
		6,095,199
Consumer Staples — 15.3%
31,554	Brown-Forman Corp.	1,729,475
5,890	Clorox Co.	957,714
26,892	Coca-Cola Co.	1,415,326
5,477	Costco Wholesale Corp.	1,509,626
9,537	Hershey Co.	1,447,144
14,864	Monster Beverage Corp. †	958,282
3,679	PepsiCo, Inc.	470,213
8,344	Procter & Gamble Co.	984,926
12,302	The Estee Lauder Companies, Inc., Class A	2,265,905
		11,738,611
Financials — 16.8%
14,622	Aflac, Inc.	769,702
13,871	Allstate Corp.	1,489,745
16,759	Intercontinental Exchange, Inc.	1,472,446
7,206	Moody’s Corp.	1,544,535
4,002	MSCI, Inc.	909,414
15,497	Progressive Corp.	1,254,947
9,573	RenaissanceRe Holdings, Ltd.	1,734,149
24,039	SEI Investments Co.	1,432,484
13,134	T. Rowe Price Group, Inc.	1,489,264
5,206	Travelers Companies, Inc.	763,304
		12,859,990
Health Care — 9.4%
3,244	Anthem, Inc.	955,715
10,511	Cerner Corp.	753,113
10,176	Danaher Corp.	1,429,728
5,036	IDEXX Laboratories, Inc. †	1,420,404
1,623	Mettler-Toledo International, Inc. †	1,228,205
4,494	Stryker Corp.	942,751
1,906	UnitedHealth Group, Inc.	474,613
		7,204,529
Industrials — 13.1%
16,233	Ametek, Inc.	1,454,639
5,568	Cintas Corp.	1,450,130
3,957	Costar Group, Inc. †	2,435,138
9,533	Eaton Corp. PLC	783,517
Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
6,347	Expeditors International, Inc.	$484,593
4,437	Honeywell International, Inc.	765,205
14,802	IHS Markit, Ltd. †	953,545
6,325	Ingersoll-Rand PLC	782,150
5,452	Union Pacific Corp.	981,087
		10,090,004
Information Technology — 26.2%
7,631	Accenture PLC, Class A	1,469,578
8,723	Automatic Data Processing, Inc.	1,452,554
12,631	CDW Corp.	1,492,479
25,503	Cisco Systems, Inc.	1,412,866
5,467	Intuit, Inc.	1,516,054
8,368	MasterCard, Inc., Class A	2,278,355
10,643	Microsoft Corp.	1,450,322
21,674	Oracle Corp.	1,220,246
8,684	PayPal Holdings, Inc. †	958,714
16,847	Synopsys, Inc. †	2,236,608
10,478	VeriSign, Inc. †	2,211,801
8,368	Visa, Inc., Class A	1,489,504
152	VMware, Inc., Class A	26,522
8,028	Xilinx, Inc.	916,878
		20,132,481
Materials — 1.3%
4,824	Ecolab, Inc.	973,146
Total Common Stocks (Cost $67,211,226)		$69,093,960
Exchange-Traded Fund — 0.0%
1,464	VanEck Vectors Indonesia Index ETF	33,567
Total Exchange-Traded Fund (Cost $34,184)		$33,567
Exchange-Traded Note — 1.0%
32,900	iPath Series B S&P 500 VIX Short-Term Futures ETN	776,111
Total Exchange-Traded Note (Cost $713,233)		$776,111
Total Investments — 91.0%
(Cost $67,958,643)		$69,903,638
Other Assets less Liabilities — 9.0%		6,867,695

Net Assets — 100.0%		$76,771,333

† Non-income producing security

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

PLC — Public Liability Company

S&P — Standard and Poor’s

(See notes to portfolio of investments)

Strategy Shares Nasdaq 7 HandlTM Index ETF (HNDL)	July 31, 2019 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of July 31, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments
Shares		Fair Value
Exchange-Traded Funds — 97.3%
5,292	Fidelity MSCI Utilities Index ETF	$207,605
43,146	Global X MLP ETF	385,725
24,597	Global X Nasdaq 100 Covered Call ETF	570,158
49,356	Global X U.S. Preferred ETF	1,228,964
24,084	Hartford Total Return Bond ETF	984,795
6,291	Invesco QQQ Trust	1,202,210
27,081	Invesco Taxable Municipal Bond	853,322
5,832	iShares Core Growth Allocation ETF	265,589
1,323	iShares Core S&P 500 ETF	395,881
5,886	iShares Core S&P Total U.S. Stock Market ETF	397,187
16,470	iShares Core U.S. Aggregate Bond ETF	1,833,112
34,587	Schwab U.S. Aggregate Bond ETF	1,832,765
5,589	Schwab U.S. Large-Cap ETF	397,993
4,023	Schwab U.S. REIT ETF	181,638
62,883	SPDR Portfolio Aggregate Bond ETF	1,833,669
1,215	Vanguard Dividend Appreciation ETF	143,042
11,097	Vanguard Intermediate-Term Corporate Bond ETF	996,844
20,493	Vanguard Mortgage-Backed Securities ETF	1,085,104
19,791	Xtrackers USD High Yield Corporate Bond ETF	990,342
Total Exchange-Traded Funds (Cost $15,120,376)		$15,785,945
Total Investments — 97.3%
(Cost $15,120,376)		$15,785,945
Other Assets less Liabilities — 2.7%		434,358

Net Assets — 100.0%		$16,220,303

ETF — Exchange-Traded Fund

MLP — Master Limited Partnership

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreement

							Unrealized
Pay/	Financing			Payment	Expiration	Notional	Appreciation/
Receive	Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Pay	1-Month USD-LIBOR + 80 bps	Nasdaq 7 HandlTM Index	BNP Paribas SA	Monthly	1/7/20	$5,378,376	$6,126

SA — Societe Anonyme (French Investment Bank)

(See notes to portfolio of investments)

Strategy Shares

Notes to Portfolio of Investments

July 31, 2019 (Unaudited)

1.	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series: Strategy Shares US Market Rotation Strategy ETF (HUSE) (“US Market Rotation Strategy ETF”), Strategy Shares EcoLogical Strategy ETF (HECO) (“EcoLogical Strategy ETF”), and Strategy Shares Nasdaq 7 HandlTM Index ETF (HNDL) (“Nasdaq 7 HandlTM Index ETF”) (individually referred to as a “Fund”, or collectively as the “Funds”). The US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) are each an actively-managed exchange-traded fund. The investment objective of both the US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) is long-term capital appreciation. The Nasdaq 7 HandlTM Index ETF (HNDL) is a passively-managed exchange-traded fund. The investment objective of the Nasdaq 7 HandlTM Index ETF (HNDL) is to seek investment results that correlate to the price and yield performance of the Nasdaq 7 HandlTM Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its portfolio of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of portfolios of investments in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets.

●	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Strategy Shares

Notes to Portfolio of Investments, continued

July 31, 2019 (Unaudited)

2.	Significant Accounting Policies (continued)

●	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

The following table provides the fair value measurement as of July 31, 2019, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

			Total
	Level 1	Level 2	Investments
US Market Rotation Strategy ETF (HUSE)
Common Stocks(1)	$73,229,892	$—	$73,229,892
Exchange-Traded Fund	544,000	—	544,000
Exchange-Traded Note	2,235,624	—	2,235,624
Total Investments	$76,009,516	$—	$76,009,516

EcoLogical Strategy ETF (HECO)
Common Stocks(1)	$69,093,960	$—	$69,093,960
Exchange-Traded Fund	33,567	—	33,567
Exchange-Traded Note	776,111	—	776,111
Total Investments	$69,903,638	$—	$69,903,638

Nasdaq 7 HandlTM Index ETF (HNDL)
Exchange-Traded Funds	$15,785,945	$—	$15,785,945
Other Financial Instruments(2)
Total Return Swap Agreement	—	6,126	6,126
Total Investments	$15,785,945	$6,126	$15,792,071

(1)	Please see the Portfolio of Investments for industry classifications.
(2)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date.

Strategy Shares

Notes to Portfolio of Investments, continued

July 31, 2019 (Unaudited)

C.	Derivative Instruments

Swap Agreements: The US Market Rotation Strategy ETF and Nasdaq 7 Handl™ Index ETF may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The US Market Rotation Strategy ETF and Nasdaq 7 Handl™ Index ETF may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The unrealized gain or loss at July 31, 2019 is disclosed in the Total Return Swap Agreement table found earlier in the report.

3.	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EcoLogical Investment Risk

The EcoLogical Strategy ETF’s (HECO) ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF (HECO) may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s (HECO) ecological investment criteria may result in the EcoLogical Strategy ETF (HECO) investing in industry sectors that are not performing as well as others.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date: September 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date: September 19, 2019

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date: September 16, 2019